Shareholders' Deficit	12 Months Ended
Dec. 31, 2024
Shareholders’ Deficit [Abstract]
SHAREHOLDERS' DEFICIT

7. SHAREHOLDERS’ DEFICIT

Common Stock

As of December 31, 2024 and 2023, the Company had 100,000,000 authorized shares of common stock, respectively, at a par value of $0.01. The Company had 7,903,850 common shares issued and outstanding, as of December 31, 2024 and 2023, respectively. Each Common share is entitled to one vote.

On February 7, 2025, the Board approved and implemented a reverse stock split ratio of 1-for-2.6, which provided that every 2.6 shares of its issued and outstanding Common Stock were automatically combined into one issued and outstanding share of Common Stock, without any change in the par value per share. All share and per share amounts in the accompanying financial statements and footnotes have been retrospectively adjusted for the reverse split

Preferred Stock

On December 5, 2023, the Company authorized 10,000,000 shares of preferred stock with a par value of $0.01. The rights and preferences of preferred shareholders have not been determined as of the date of filing. The Company had no preferred shares issued or outstanding as of the year ended December 31, 2024 and 2023, respectively.

Activity during the period ended December 31, 2023

On September 7, 2023, the Company issued 1,923,076 shares of common stock of the Company to related parties for cash consideration in aggregate of $500,000.

On December 6, 2023, the Company issued 2,134,616 shares of common stock of the Company to related parties for cash consideration in aggregate of $550,000.